                   TABLE OF CONTENTS

     Letter to Shareholders......................   1
     Performance Results.........................   3
     Portfolio Highlights........................   4
     Portfolio Management Review.................   5
     Portfolio of Investments....................   7
     Statement of Assets and Liabilities.........  13
     Statement of Operations.....................  14
     Statement of Changes in Net Assets..........  15
     Financial Highlights........................  16
     Notes to Financial Statements...............  19

    HYI SAR 4/97

                            LETTER TO SHAREHOLDERS




                                [PHOTO OF DENNIS J. McDONNELL AND DON G. POWELL]

March 27, 1997

Dear Shareholder,

  As mentioned in your previous report, VK/AC Holding, Inc., the parent com-pany of Van Kampen American Capital, Inc., was acquired by Morgan Stanley Group Inc., a world leader in asset management and investment banking. The transaction was completed in October, and we look forward to exploring the op-portunities it creates for investors. As part of the acquisition, Van Kampen American Capital became the distributor of Morgan Stanley retail funds on Jan-uary 2, 1997.
  More recently, on February 5, 1997, it was announced that Morgan Stanley Group Inc. and Dean Witter, Discover & Co. agreed to merge. A proxy will be mailed to you at the end of April that explains the transaction and asks for your vote of approval. The combined company will be a preeminent global finan-cial services firm, with leading market positions in securities, asset manage-ment and credit services. As the financial industry continues to witness unprecedented consolidations and new partnerships, we believe those firms that want to offer investors the greatest opportunities and services in the next century must be market leaders in all facets of their business.

ECONOMIC REVIEW

  During the six-month reporting period, inflation remained low and the pace of economic growth moderated. Early in 1996, various indicators pointed to an overly robust rate of economic activity. Despite seeming evidence of infla-tion, the Federal Reserve Board held short-term interest rates steady, and events over the reporting period proved the wisdom of this stable monetary policy. Economic growth slowed, commodity prices receded, and inflation re-mained benign. Wholesale prices fell by 0.3 percent and 0.4 percent during January and February 1997, respectively, and the producer price index, which excludes food and energy sectors, rose only 0.5 percent over the 12 months ended in February.
  Other indicators signaled generally moderate economic growth as well. Hous-ing starts and existing home sales fell slightly over the reporting period, while industrial production and consumer confidence rose sharply. Unemployment remained low at 5.3 percent, leading to the reemergence of mild upward pres-sure on wages. Inflationary implications of higher labor costs were offset by reports that the nation's businesses operated at only 83.3 percent of capacity in February--well below the level usually associated with production bottle-necks and price hikes.

                                                          Continued on page two

MARKET REVIEW

  Fixed-income markets benefited from receding inflationary expectations over the past six months. At the height of investor concerns about inflation in Ju-ly, the yield on the Treasury's benchmark 30-year bond reached 7.2 percent, up from just 5.95 percent at the beginning of the year. Then, as the economy slowed and the Federal Reserve held short-term rates steady, long-term yields gradually fell to 6.64 percent by year-end. Renewed signs of economic vitality pushed the yield on 30-year Treasury bonds back to 6.80 percent by the end of the period.
  Compared to 1995, when most sectors of the taxable fixed-income market gener-ated double-digit gains, 1996 was a year of lackluster performance. The Lehman Brothers Aggregate Bond Index returned 4.16 percent for the 12-month period ended December 31, 1996, with short- and intermediate-term bonds outperforming long-term issues. Lower-rated corporate bonds also outperformed other fixed-in-come investments, as investors felt comfortable enough to stretch for yield given the overall strength of the economy. For the year, 30-year Treasury bonds lost approximately one percent on a total-return basis. Treasury-bond losses might have been larger, but heavy foreign buying, especially among Japanese in-vestors, helped control losses.

OUTLOOK

  We expect that renewed momentum in the U.S. economy will lead to a series of modest interest-rate hikes by the Federal Reserve. While we do not believe that the threat of inflation is a serious concern, some warning signs are present, including strong job growth, high consumer confidence, and a mild upturn in em-ployment costs. In this environment, a moderate rise in interest rates is like-ly.
  In addition to the possibility of higher domestic rates, the risk of external shocks to the fixed-income market is growing. Monetary policy has been unusu-ally accommodative in many foreign countries. If these economies catch fire in 1997, the resulting demand for capital could divert buying power from the U.S. credit market. Since foreign investors have become the marginal buyers of Amer-ican bonds, we believe that increased competition for the global fixed-income dollar could also exert mild downward pressure on bond prices over the year.
  Additional details about your Fund, including a question and answer section with your portfolio management team, is provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

/s/ Don G. Powell                /s/ Dennis J. McDonnell

Don G. Powell                    Dennis J. McDonnell
Chairman                         President
Van Kampen American Capital      Van Kampen American Capital
Asset Management, Inc.           Asset Management, Inc.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED FEBRUARY 28, 1997


          VAN KAMPEN AMERICAN CAPITAL HIGH INCOME CORPORATE BOND FUND

                                                      A SHARES B SHARES C SHARES

 TOTAL RETURNS
 Six-month total return based on NAV/1/..............    8.27%    7.86%    7.89%
 Six-month total return/2/...........................    3.13%    3.86%    6.89%
 One-year total return/2/............................    7.64%    8.12%   11.00%
 Five-year average annual total return/2/............   10.59%      N/A      N/A
 Ten-year average annual total return/2/.............    7.36%      N/A      N/A
 Life-of-Fund average annual total return/2/.........    9.34%   10.08%    8.69%
 Commencement date................................... 10/02/78 07/02/92 07/06/93

 DISTRIBUTION RATE AND YIELD
 Distribution Rate/3/................................    8.81%    8.49%    8.53%
 SEC Yield/4/........................................    8.38%    8.02%    8.06%

N/A = Not Applicable

/1/Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

/2/Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

/3/Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

/4/SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending February 28, 1997.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                              PORTFOLIO HIGHLIGHTS


          VAN KAMPEN AMERICAN CAPITAL HIGH INCOME CORPORATE BOND FUND

TOP TEN ISSUERS AS OF FEBRUARY 28, 1997

                                                                   PERCENTAGE OF FUND'S
                                                                   LONG-TERM INVESTMENTS
      Interlake Corp. ..................................................... 1.5%
      Unisys Corp. ........................................................ 1.4%
      PanAmSat LP Corp. ................................................... 1.3%
      United Mexican States ............................................... 1.3%
      Terex Corp. ......................................................... 1.3%
      Alliance Gaming Group ............................................... 1.3%
      Maxus Energy Corp. .................................................. 1.2%
      Mohegan Tribal Gaming Authority of Connecticut ...................... 1.2%
      Sweetheart Cup, Inc. ................................................ 1.2%
      NL Industries, Inc. ................................................. 1.1%

CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

[PIE CHART APPEARS HERE]                        [PIE CHART APPEARS HERE]

As of February 28, 1997                         As of August 31, 1996

BBB..............  1.3%                         BBB..............  1.6%
BB............... 16.6%                         BB............... 17.0%
B................ 67.1%                         B................ 62.6%
CCC..............  6.2%                         CCC..............  7.3%
D................  0.3%                         Non-Rated........ 11.5%
Non-Rated........  8.5%

Based on credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS


AS OF FEBRUARY 28, 1997                      AS OF AUGUST 31, 1996

Consumer Services.......     20.6%           Consumer Services.......     17.9%
Raw Materials/Processing                     Raw Materials/Processing
  Industries............     17.6%             Industries............     17.9%
Producer Manufacturing..     10.6%           Consumer Distribution...     12.6%
Energy..................     10.2%           Energy..................      7.7%
Consumer Distribution...      7.8%           Producer Manufacturing..      7.7%


DURATION

                  AS OF FEBRUARY 28, 1997         AS OF AUGUST 31, 1996

Duration                4.3 years                        4.0 years

                          PORTFOLIO MANAGEMENT REVIEW


          VAN KAMPEN AMERICAN CAPITAL HIGH INCOME CORPORATE BOND FUND

We recently spoke with the management team of the Van Kampen American Capital High Income Corporate Bond Fund about the key events and economic forces that shaped the markets during the first half of the Fund's fiscal year. The team includes Ellis S. Bigelow, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the six-month period ended February 28, 1997.


 Q WHAT WERE SOME OF THE KEY FORCES AT WORK IN THE MARKET OVER THE PAST SIX MONTHS?

 A High yield debt outperformed all other sectors of the fixed-income market except emerging-market debt during the last six months. Fundamental fac-
tors underlying this outperformance included a persistently healthy economy, a strong equity market, high merger and acquisition activity, and low default rates within the high yield sector. Through 1996, the default rate was around
1.4 percent, compared with the 1995 level of 3.2 percent.
  The economy has been strong enough to maintain corporate earnings, enabling companies to more readily meet their debt payment obligations and aggressively pursue their business objectives. As a result, investors were more comfortable taking on the increased credit risk of the high yield, noninvestment-grade category as they were rewarded by high yields.
  Cash inflows into high yield mutual funds have been large, reflecting strong demand. This demand contributed to a narrowing of the yield premium that high yield corporate bonds typically carry over comparable Treasury securities, es-pecially in the B-rated sector. Investors were willing to accept lower premi-ums as compensation for the sector's higher risk in a benign economic environment.
  Rates appear to have remained relatively stable over the reporting period as a whole. In reality, however, rates showed rather significant volatility, marked by yield swings of more than a full percentage point.

 Q   HOW DID YOU RESPOND TO THESE MARKET CONDITIONS?

 A We have shifted more heavily into the B-rated tier of the market, where we have been able to capture attractive yields without significantly ex-
tending our credit exposure. In fact, B-rated securities now represent approx-imately 67.1 percent of the Fund's long-term investments, up from 62.6 percent at the start of the reporting period. Much of this increase has been achieved at the expense of our cash and short-term positions (currently 2.3 percent of net assets, down from 8.8 percent) and our allocation to non-rated securities (8.5 percent of long-term investments versus 11.5 percent).
  One of the interesting characteristics of this market has been the record-high level of new bond issuance (more than $77 billion was recorded in 1996), as well as the fact that the supply is now dominated by securities which are available only to qualified institutional buyers, such as insurance companies, banks, and, of course, mutual funds. Our shareholders have access to a much larger universe of new investment options than if they sought out individual high yield corporate issues on their own.
  High yield issuance carries a relatively short duration. Duration, which is expressed in years, is a measurement of a portfolio's price sensitivity to changes in interest rates. The longer the Fund's duration, the greater the ef-fect of interest rate movements on net asset value (NAV). Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates are declin-ing. Currently, most new high yield debt carries five years of call protec-tion, making effective bond life somewhat shorter. The Fund's duration as of February 28, 1997 is 4.3 years, which is a slight increase over the duration of 4.0 years at the beginning of the reporting period. For additional Fund portfolio highlights, please refer to page four.

 Q    HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

 A For the six-month period, the Fund achieved a total return of 8.27 per-cent/1/ (Class A shares at NAV). By comparison, the six-month total re-
turn for the First Boston High Yield Index was 8.99 percent, reflecting the performance of the high yield corporate debt market. Keep in mind that this is a broad-based, unmanaged index that does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Three of the Fund's top ten holdings are new, representing issues from Interlake Corporation (producer manufacturing), Alliance Gaming Group (con-sumer services), and NL Industries, Inc. (raw materials). Please refer to the chart on page three for additional Fund performance results.

 Q    WHAT IS YOUR OUTLOOK FOR THE MARKET IN UPCOMING MONTHS?

 A While the market's prospects aren't as strong as they were in 1996, they still look quite favorable. The economy appears to be holding its own, growing at a slow- but-steady pace, and inflation remains subdued. Although there is a chance that stronger-than-expected growth could spur the Federal Reserve Board to further hike interest rates, the high yield sector of the market should stay resilient. We believe that it would take a strong recessionary environment to trigger a significant downturn in the high yield market, which does not appear imminent.
  In the short term, our position in B-rated securities should continue to be rewarding, but we are prepared to adjust our position in favor of higher-grade securities if changing market conditions warrant such a move. We believe the Fund offers our shareholders an effective option for a portion of their fixed-income portfolio.


/s/ Peter W. Hegel                    /s/ Ellis S. Bigelow

Peter W. Hegel                        Ellis S. Bigelow
Chief Investment Officer              Portfolio Manager
Fixed Income Investments

                                             Please see footnotes on page three

                            PORTFOLIO OF INVESTMENTS

                         February 28, 1997 (Unaudited)

--------------------------------------------------------------------------------

   Par
 Amount
  (000)  Description                              Coupon   Maturity Market Value
--------------------------------------------------------------------------------
         CORPORATE OBLIGATIONS 90.3%
         CONSUMER DISTRIBUTION 7.5%
 $ 3,800 Big 5 Holdings, Inc..................     13.625% 09/15/02 $  4,028,000
   2,800 Big V Supermarkets, Inc., Series B...     11.000  02/15/04    2,723,000
   4,810 Brylane Capital Corp.................     10.000  09/01/03    5,038,475
   4,750 Cole National Group, Inc.............     11.250  10/01/01    5,225,000
   5,500 Finlay Enterprises, Inc. (b).........   0/12.000  05/01/05    5,087,500
   6,150 Fresh Del Monte Produce..............     10.000  05/01/03    6,073,125
     750 Guitar Center Management Co., Inc....     11.000  07/01/06      821,250
   2,000 Loehmann's, Inc......................     11.875  05/15/03    2,170,000
   2,200 Pantry, Inc..........................     12.000  11/15/00    2,244,000
   2,500 Pathmark Stores, Inc.................     11.625  06/15/02    2,603,125
   2,000 Pathmark Stores, Inc.................     12.625  06/15/02    2,070,000
   3,000 Scholastic Brands, Inc., 144A Private
         Placement (c)........................     11.000  01/15/07    3,168,750
   3,500 Shoppers Food Warehouse Corp., 144A
         Private Placement (Var Rate Cpn) (c).     10.000  02/06/00    3,508,750
   2,750 Specialty Retailers, Inc.............     11.000  08/15/03    2,928,750
                                                                    ------------
                                                                      47,689,725
                                                                    ------------
         CONSUMER DURABLES 3.8%
   4,500 Aetna Industries, Inc................     11.875  10/01/06    4,882,500
   2,250 Aftermarket Technology Corp., Series
         B....................................     12.000  08/01/04    2,520,000
   5,000 Consorcio Group Dina SA..............          *  11/15/02    4,287,500
   1,000 LDM Technologies, Inc., 144A Private
         Placement (c)........................     10.750  01/15/07    1,052,500
   3,250 MDC Holdings, Inc....................     11.125  12/15/03    3,420,625
   2,070 Oriole Homes Corp....................     12.500  01/15/03    2,085,525
   6,124 Venture Holdings, Inc................      9.750  04/01/04    5,848,420
                                                                    ------------
                                                                      24,097,070
                                                                    ------------
         CONSUMER NON-DURABLES 6.9%
   2,250 Americredit Corp., 144A Private
         Placement (c)........................      9.250  02/01/04    2,244,375
   1,000 CFP Holdings, Inc., 144A Private
         Placement (c)........................     11.625  01/15/04    1,055,000
   4,400 Consoltex Group, Inc.................     11.000  10/01/03    4,532,000
   4,500 Curtice Burns Foods, Inc.............     12.250  02/01/05    4,871,250
   4,770 Dan River, Inc.......................     10.125  12/15/03    4,972,725
   3,125 Dr. Pepper Bottling Co. (b)..........   0/11.625  02/15/03    3,015,625
   2,000 Food Brands America, Inc.............     10.750  05/15/06    2,120,000
   3,750 Genesco, Inc.........................     10.375  02/01/03    3,843,750
       4 Health O Meter, Inc..................     13.000  08/15/02    4,500,000
   5,500 Renaissance Cosmetics, Inc., 144A
         Private Placement (c)................     11.750  02/15/04    5,685,625
   5,277 Synthetic Industries, Inc............     12.750  12/01/02    5,844,278
   1,000 Twin Laboratories, Inc...............     10.250  05/15/06    1,047,500
                                                                    ------------
                                                                      43,732,128
                                                                    ------------

                                               See Notes to Financial Statements

                         February 28, 1997 (Unaudited)

--------------------------------------------------------------------------------

   Par
 Amount
  (000)  Description                              Coupon   Maturity Market Value
--------------------------------------------------------------------------------
         CONSUMER SERVICES 19.8%
 $ 1,500 Act III Theaters, Inc................     11.875% 02/01/03 $  1,627,500
   7,000 Alliance Gaming Group................     12.875  06/30/03    7,700,000
       5 Australis Media, Ltd. (b)............   0/15.750  05/15/03    2,909,375
   2,750 Busse Broadcasting Corp..............     11.625  10/15/00    2,832,500
   2,500 Capstar Broadcasting Partners, 144A
         Private Placement (b) (c)............   0/12.750  02/01/09    1,450,000
   2,184 Carrols Corp.........................     11.500  08/15/03    2,320,500
   4,610 Casino America, Inc..................     12.500  08/01/03    4,748,300
   5,500 Casino Magic Louisiana Corp., 144A
         Private Placement (c)................     13.000  08/15/03    5,472,500
   3,600 Continental Cablevision, Inc.........     11.000  06/01/07    4,072,500
   4,500 Diamond Cable Co. (b)................   0/13.250  09/30/04    3,678,750
   1,000 Diamond Cable Co., 144A Private
         Placement (c)........................          *  02/15/07      598,750
   3,000 Echostar Communications Corp. (b)....   0/12.875  06/01/04    2,580,000
   3,000 FrontierVision Operating Partnship
         L.P..................................     11.000  10/15/06    3,135,000
   1,850 Fundy Cable Ltd......................     11.000  11/15/05    1,979,500
   6,350 Galaxy Telecom L.P...................     12.375  10/01/05    6,810,375
   4,350 Granite Broadcasting Corp............     12.750  09/01/02    4,714,312
   3,000 Grupo Televisa.......................     13.250  05/15/08    2,066,250
   5,000 Helicon Group L.P....................     11.000  11/01/03    5,200,000
   1,500 Hollinger International..............      9.250  02/01/06    1,522,500
     750 International Cabletel, Inc. (b).....   0/12.750  04/15/05      552,188
   3,000 Katz Media Corp., 144A Private
         Placement (c)........................     10.500  01/15/07    3,135,000
   3,000 Louisiana Casino Cruises, Inc., 1st
         Mtg..................................     11.500  12/01/98    3,060,000
   5,250 Majestic Star Casino L.L.C...........     12.750  05/15/03    5,735,625
   5,500 Mohegan Tribal Gaming Authority of
         Connecticut..........................     13.500  11/15/02    7,315,000
   4,000 Multicanal Participacoes, Series B...     12.625  06/18/04    4,460,000
   1,000 Multicanal SA, 144A Private Placement
         (c)..................................     10.500  02/01/07    1,027,500
   1,250 Premier Parks, Inc...................      9.750  01/15/07    1,315,625
   5,600 Resorts International Hotel
         Financing, Inc.......................     11.000  09/15/03    6,090,000
   2,000 SFX Broadcasting, Inc................     10.750  05/15/06    2,160,000
   2,500 Showboat Marina Casino, 1st Mtg......     13.500  03/15/03    2,875,000
   4,500 South Carolina International
         Services, Inc........................     13.000  10/01/05    5,085,000
   2,000 Stratosphere Corp....................     14.250  05/15/02    1,700,000
   1,250 Stuart Entertainment, Inc., 144A
         Private Placement (c)................     12.500  11/15/04    1,265,625
   4,000 Telewest PLC (b).....................   0/11.000  10/01/07    2,770,000
   4,000 Transportadora De Gas Delaware Sur...      7.750  12/23/98    4,036,000
   1,750 TV Azteca SA de C V, 144A Private
         Placement (c)........................     10.500  02/15/07    1,776,250
   5,000 UIH Australia/Pacific, Inc., Series B
         (b)..................................   0/14.000  05/15/06    2,675,000
   3,515 Young Broadcasting, Inc..............     10.125  02/15/05    3,664,388
                                                                    ------------
                                                                     126,116,813
                                                                    ------------

                                               See Notes to Financial Statements

                         February 28, 1997 (Unaudited)

--------------------------------------------------------------------------------

   Par
 Amount
  (000)  Description                               Coupon  Maturity Market Value
--------------------------------------------------------------------------------
         ENERGY 9.3%
 $ 2,000 Benton Oil & Gas Co....................   11.625% 05/01/03 $  2,215,000
   4,500 Bridas Corp............................   12.500  11/15/99    4,882,500
   5,250 Clark R & M Holdings, Inc..............        *  02/15/00    3,871,875
   3,338 Cliffs Drilling Co., Series B..........   10.250  05/15/03    3,596,695
   5,750 Deeptech International.................   12.000  12/15/00    6,210,000
   3,382 Forest Oil Corp........................   11.250  09/01/03    3,661,015
   3,450 Gerrity Oil & Gas Corp.................   11.750  07/15/04    3,777,750
   2,373 Giant Industries, Inc..................    9.750  11/15/03    2,473,853
   3,500 Global Marine, Inc.....................   12.750  12/15/99    3,723,125
   5,015 HS Resources, Inc......................    9.875  12/01/03    5,290,825
   5,500 KCS Energy, Inc........................   11.000  01/15/03    6,063,750
   7,230 Maxus Energy Corp......................   11.500  11/15/15    7,573,425
   2,600 Petroleum Heat & Power, Inc............   12.250  02/01/05    2,886,000
   2,500 Veritas DGC, Inc.......................    9.750  10/15/03    2,625,000
                                                                    ------------
                                                                      58,850,813
                                                                    ------------
         FINANCE 1.8%
   4,750 Americo Life, Inc......................    9.250  06/01/05    4,750,000
   2,600 Integon Capital, 144A Private Placement
         (c)....................................   10.750  02/15/27    2,671,500
   3,800 Trizec Finance.........................   10.875  10/15/05    4,199,000
                                                                    ------------
                                                                      11,620,500
                                                                    ------------
         HEALTHCARE 2.5%
   4,000 Magellan Health Services, Inc..........   11.250  04/15/04    4,430,000
   2,380 Maxxim Medical, Inc....................   10.500  08/01/06    2,481,150
   2,235 Merit Behavioral Care Corp.............   11.500  11/15/05    2,458,500
   2,000 Quorum Health Group, Inc...............   11.875  12/15/02    2,187,500
   3,800 Tenet Healthcare Corp..................   10.125  03/01/05    4,189,500
                                                                    ------------
                                                                      15,746,650
                                                                    ------------
         PRODUCER MANUFACTURING 10.2%
   6,000 Exide Electronics Group, Inc...........   11.500  03/15/06    6,450,000
   3,348 Fairchild Corp.........................   13.000  03/01/07    3,440,070
   4,500 Figgie International, Inc..............    9.875  10/01/99    4,680,000
   5,250 Foamex L.P./Foamex Capital Corp........   11.875  10/01/04    5,670,000
   4,950 GS Technologies Operating, Inc.........   12.000  09/01/04    5,240,812
   5,000 IMO Industries, Inc....................   11.750  05/01/06    4,950,000
   1,750 Interlake Corp.........................   12.000  11/15/01    1,914,063
   7,000 Interlake Corp.........................   12.125  03/01/02    7,315,000
   3,500 International Knife & Saw, Inc., 144A
         Private Placement (c)..................   11.375  11/15/06    3,683,750
   1,250 Pen Tab Industries, Inc., 144A Private
         Placement (c)..........................   10.875  02/01/07    1,300,000
   3,500 Tarkett International GMBH.............    9.000  03/01/02    3,570,000
   7,000 Terex Corp., Series B..................   13.250  05/15/02    7,770,000

                                               See Notes to Financial Statements

                         February 28, 1997 (Unaudited)

--------------------------------------------------------------------------------

   Par
 Amount
  (000)  Description                             Coupon   Maturity Market Value
-------------------------------------------------------------------------------
         PRODUCER MANUFACTURING (CONTINUED)
 $ 3,284 Thermadyne Holdings Corp............     10.250% 05/01/02 $  3,366,100
   1,500 United States Can Corp., 144A
         Private Placement (c)...............     10.125  10/15/06    1,597,500
   3,750 Wilcox & Gibbs, Inc., 144A Private
         Placement (c).......................     12.250  12/15/03    3,937,500
                                                                   ------------
                                                                     64,884,795
                                                                   ------------
         RAW MATERIALS/PROCESSING
         INDUSTRIES 16.9%
   1,750 Acindar Industria Argentina de
         Acero...............................     11.250  02/15/04    1,815,625
   2,000 APP Finance II Mauritius Ltd., 144A
         Private Placement (c)...............          *  12/29/49    2,005,000
   2,500 APP International Finance Co........     11.750  10/01/05    2,737,500
   4,250 Associated Materials, Inc...........     11.500  08/15/03    4,489,063
   2,728 Carbide/Graphite Group, Inc.........     11.500  09/01/03    3,000,800
   1,000 Collins & Aikman Floorcover, 144A
         Private Placement (c)...............     10.000  01/15/07    1,030,000
   2,250 FSW International Finance Co., 144A
         Private Placement (c)...............     12.500  11/01/06    2,390,625
   5,000 Gaylord Container Corp..............          *  05/15/05    5,543,750
   3,250 Grupo Industrial Durango SA de CV...     12.625  08/01/03    3,656,250
   5,061 Gulf States Steel, 1st Mtg..........     13.500  04/15/03    4,871,212
   5,500 Indah Kiat International Finance Co.     11.875  06/15/02    6,187,500
   4,000 INDSPEC Chemical Corp., Series B (b)   0/11.500  12/01/03    3,695,000
   1,500 International Cabletel, Inc. (b)....   0/11.500  02/01/06    1,005,000
   3,500 Klabin Fabricadora Papel............     11.000  12/08/04    3,618,125
   5,750 Mail-Well Envelope Corp.............     10.500  02/15/04    5,951,250
   5,250 National Energy Group, Inc., 144A
         Private Placement (c)...............     10.750  11/01/06    5,538,750
   7,750 NL Industries, Inc. (b).............   0/13.000  10/15/05    7,033,125
   4,600 Pioneer Americas Acquisition Corp...     13.375  04/01/05    5,405,000
   3,250 Plastic Specialties & Technologies,
         Inc.................................     11.250  12/01/03    3,542,500
   4,500 Printpack, Inc......................     10.625  08/15/06    4,770,000
   3,250 Radnor Holdings Corp., 144A Private
         Placement (c).......................     10.000  12/01/03    3,363,750
   1,650 S.D. Warren Co......................     12.000  12/15/04    1,815,000
   4,000 Stone Container Corp................     12.625  07/15/98    4,240,000
   7,000 Sweetheart Cup, Inc.................     10.500  09/01/03    7,210,000
   4,500 Tjiwi Kimia International Finance...     13.250  08/01/01    5,107,500
   5,550 United Stationers Supply Co.........     12.750  05/01/05    6,271,500
     986 Waban, Inc..........................     11.000  05/15/04    1,106,785
                                                                   ------------
                                                                    107,400,610
                                                                   ------------
         TECHNOLOGY 2.6%
   3,191 ComputerVision......................     11.375  08/15/99    3,298,696
   3,500 Dictaphone Corp.....................     11.750  08/01/05    3,080,000
   1,250 Iron Mountain, Inc..................     10.125  10/01/06    1,340,625
   8,424 Unisys Corp.........................     15.000  07/01/97    8,634,600
                                                                   ------------
                                                                     16,353,921
                                                                   ------------

                                               See Notes to Financial Statements

                         February 28, 1997 (Unaudited)

--------------------------------------------------------------------------------

   Par
 Amount
  (000)  Description                              Coupon   Maturity Market Value
--------------------------------------------------------------------------------
         TRANSPORTATION 3.8%
 $ 2,250 International Shipholding Corp.......      9.000% 07/01/03 $  2,306,250
   4,250 Moran Transport Co...................     11.750  07/15/04    4,696,250
   2,500 Sea Containers Ltd...................     12.500  12/01/04    2,793,750
   2,750 Sea Containers Ltd...................     12.500  12/01/04    3,059,375
   4,500 Stena AB.............................     10.500  12/15/05    4,972,500
   4,500 Trism, Inc...........................     10.750  12/15/00    4,173,750
   2,250 ValuJet, Inc.........................     10.250  04/15/01    2,047,500
                                                                    ------------
                                                                      24,049,375
                                                                    ------------
         UTILITIES 5.2%
   3,250 AES Corp.............................     10.250  07/15/06    3,550,624
   3,000 Arch Communications Group, Inc. (b)..   0/10.875  03/15/08    1,522,500
   3,000 Bell Cablemedia PLC (b)..............   0/11.875  09/15/05    2,437,500
   2,750 CCPR Services, Inc., 144A Private
         Placement (c)........................     10.000  02/01/07    2,750,000
   3,000 Fonorola, Inc........................     12.500  08/15/02    3,360,000
     568 GST Telecommunciations, Inc., 144A
         Private Placement (b) (c)............   0/13.875  12/15/05      429,578
   4,544 GST USA, Inc. (b)....................   0/13.875  12/15/05    2,942,240
   2,500 Intermedia Communications of Florida,
         Inc. (b).............................   0/12.500  05/15/06    1,700,000
   3,500 Millicom International Cellular SA
         (b)..................................   0/13.500  06/01/06    2,336,250
       3 Optel, Inc., 144A Private Placement
         (c)..................................     13.000  02/15/05    3,000,000
     500 Pricellular Wireless Corp............     14.000  11/15/01      505,000
   5,750 Pricellular Wireless Corp. (b).......   0/12.250  10/01/03    5,203,750
   3,500 USA Mobile Communications, Inc.......     14.000  11/01/04    3,780,000
                                                                    ------------
                                                                      33,517,442
                                                                    ------------
         TOTAL CORPORATE OBLIGATIONS.............................    574,059,842
                                                                    ------------
         FOREIGN GOVERNMENT OBLIGATIONS 2.1%
   3,000 Republic of Argentina Global Bond....     11.000  10/09/06    3,210,000
   3,000 Republic of Venezuela Note...........      6.750  03/31/20    2,310,000
   5,000 United Mexican States Debt...........     11.500  05/15/26    5,580,000
   2,000 United Mexican States Debt...........     11.500  05/15/26    2,232,000
                                                                    ------------
         TOTAL FOREIGN GOVERNMENT OBLIGATIONS....................     13,332,000
                                                                    ------------
         CONVERTIBLE DEBT 0.5%
   3,590 Kelley Oil & Gas Partners Ltd........      7.875  12/15/99    3,374,600
                                                                    ------------

                                               See Notes to Financial Statements

                         February 28, 1997 (Unaudited)

-------------------------------------------------------------------------------

Description                                                         Market Value
--------------------------------------------------------------------------------
EQUITIES 3.3%
American Telecasting, Inc. (1,750 Common Stock Warrants) (d)......  $     17,500
Capital Gaming International, Inc. (3,125 Common Stock Warrants)
(d)...............................................................            31
Dairy Mart Convience Stores (14,998 Common Stock Warrants) (d)....        37,495
Exide Electronics Group, Inc. (4,250 Common Stock Warrants) (d)...       178,500
FF Holdings Corp. (40,000 Common Shares) (d)......................           400
Finlay Enterprises, Inc. (6,333 Common Shares) (d)................        90,245
Kelley Oil & Gas Corp. (50,000 Preferred Shares)..................     1,250,000
Nextlink Communications, Inc. (30,000 Preferred Shares) (d) (e)...     1,500,000
PanAmSat LP Corp. (6,708 Preferred Shares) (e)....................     8,150,220
Supermarkets General Holdings Corp. (241,101 Preferred Shares) (d)
(e)...............................................................     6,027,525
Terex Corp. (28,000 Common Stock Rights) (d)......................        70,000
Time Warner, Inc. (2,956 Preferred Shares)........................     3,282,132
Total Renal Care Holdings, Inc. (6,000 Common Shares) (d).........       209,250
Triangle Wire & Cable, Inc. (84,445 Common Shares) (d)............        84,445
Wright Medical Technolgy, Inc. (4,118 Common Stock Warrants) (d)..        53,530
                                                                    ------------
 TOTAL EQUITIES...................................................    20,951,273
                                                                    ------------
TOTAL LONG-TERM INVESTMENTS 96.2%
 (Cost $582,075,056) (a)..........................................   611,717,715
SHORT-TERM INVESTMENTS 2.2%
 (Cost $14,308,602) (a)...........................................    14,308,723
OTHER ASSETS IN EXCESS OF LIABILITIES 1.6%........................    10,051,176
                                                                    ------------
NET ASSETS 100.0%.................................................  $636,077,614
                                                                    ============

*Zero coupon bond

(a) At February 28, 1997, for federal income tax purposes, cost for long and short-term investments is $596,463,498; the aggregate gross unrealized appreciation is $35,489,149 and the aggregate gross unrealized depreciation is $5,926,209, resulting in net unrealized appreciation of $29,562,940.

(b) Security is a "Step-up" bond where the coupon increases or steps up at a predetermined date.

(c) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(d) Non-Income producing security.

(e) Payment-in-kind security.

                                              See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         February 28, 1997 (Unaudited)

--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $582,075,056) (Note
1)..............................................................   $611,717,715
Short-Term Investments (Cost $14,308,602) (Note 1)..............     14,308,723
Cash............................................................          3,653
Receivables:
 Interest.......................................................     14,747,745
 Fund Shares Sold...............................................      2,095,387
Other...........................................................         27,895
                                                                  -------------
 Total Assets...................................................    642,901,118
                                                                  -------------
LIABILITIES:
Payables:
 Income Distributions...........................................      2,208,266
 Securities Purchased...........................................      2,200,857
 Fund Shares Repurchased........................................      1,681,997
 Distributor and Affiliates (Notes 2 and 5).....................        279,198
 Investment Advisory Fee (Note 2)...............................        261,241
Deferred Compensation and Retirement Plans (Note 2).............         99,231
Accrued Expenses................................................         92,714
                                                                  -------------
 Total Liabilities..............................................      6,823,504
                                                                  -------------
NET ASSETS......................................................  $ 636,077,614
                                                                  =============
NET ASSETS CONSIST OF:
Capital (Note 3)................................................  $ 873,264,636
Net Unrealized Appreciation on Securities.......................     29,642,780
Accumulated Distributions in Excess of Net Investment Income
(Note 1)........................................................       (127,106)
Accumulated Net Realized Loss on Securities.....................   (266,702,696)
                                                                  -------------
NET ASSETS......................................................  $ 636,077,614
                                                                  =============
MAXIMUM OFFERING PRICE PER SHARE:
 Class A Shares:
   Net asset value and redemption price per share (Based on net assets of $460,878,554 and 70,997,440 shares of beneficial
   interest issued and outstanding).............................  $        6.49

   Maximum sales charge (4.75%* of offering price)..............            .32
                                                                  -------------
   Maximum offering price to public.............................  $        6.81
                                                                  =============
 Class B Shares:
   Net asset value and offering price per share (Based on net assets of $152,925,650 and 23,518,158 shares of beneficial
   interest issued and outstanding).............................  $        6.50
                                                                  =============
 Class C Shares:
   Net asset value and offering price per share (Based on net assets of $22,273,410 and 3,440,195 shares of beneficial
   interest issued and outstanding).............................  $        6.47
                                                                  =============

*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended February 28, 1997 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest...........................................................  $29,350,367
Dividends..........................................................      638,804
                                                                     -----------
 Total Income......................................................   29,989,171
                                                                     -----------
EXPENSES:
Investment Advisory Fee (Note 2)...................................    1,580,456
Distribution (12b-1) and Service Fees (Attributed to Classes A, B
 and C of $453,131, $649,176 and $95,851, respectively) (Note 5)...    1,198,158
Shareholder Services (Note 2)......................................      637,833
Legal (Note 2).....................................................       30,671
Trustees Fees and Expenses (Note 2)................................        8,855
Other .............................................................      332,471
                                                                     -----------
 Total Expenses....................................................    3,788,444
 Less Expenses Reimbursed (Note 2).................................        6,300
                                                                     -----------
 Net Expenses......................................................    3,782,144
                                                                     -----------
NET INVESTMENT INCOME..............................................  $26,207,027
                                                                     ===========
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Net Realized Gain on Investments...................................  $ 1,882,041
                                                                     -----------
Unrealized Appreciation/Depreciation on Securities:
 Beginning of the Period...........................................   11,462,049
 End of the Period:
  Investments......................................................   29,642,780
                                                                     -----------
Net Unrealized Appreciation on Securities During the Period........   18,180,731
                                                                     -----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES.....................  $20,062,772
                                                                     ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS.........................  $46,269,799
                                                                     ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

 For the Six Months Ended February 28, 1997 and the Year Ended August 31, 1996
                                  (Unaudited)

--------------------------------------------------------------------------------

                                             Six Months Ended       Year Ended
                                            February 28, 1997  August 31, 1996
-------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income......................      $ 26,207,027     $ 50,525,672
Net Realized Gain on Securities............         1,882,041        7,729,045
Net Unrealized Appreciation on Securities
 During the Period.........................        18,180,731        4,212,440
                                                 ------------     ------------
Change in Net Assets from Operations.......        46,269,799       62,467,157
                                                 ------------     ------------
Distributions from Net Investment Income...       (28,682,595)     (49,827,208)
Distributions in Excess of Net Investment
 Income (Note 1)...........................          (127,106)             -0-
                                                 ------------     ------------
Total Distributions from and in Excess of
 Net Investment Income*....................       (28,809,701)     (49,827,208)
                                                 ------------     ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
 ACTIVITIES................................        17,460,098       12,639,949
                                                 ------------     ------------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold..................       113,024,014      144,420,520
Net Asset Value of Shares Issued Through
 Dividend Reinvestment.....................        16,997,818       29,841,087
Cost of Shares Repurchased.................       (64,817,829)    (150,954,434)
                                                 ------------     ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS..............................        65,204,003       23,307,173
                                                 ------------     ------------
TOTAL INCREASE IN NET ASSETS...............        82,664,101       35,947,122
NET ASSETS:
Beginning of the Period....................       553,413,513      517,466,391
                                                 ------------     ------------
End of the Period (Including accumulated
 undistributed net investment income of
 $(127,106) and $2,475,568, respectively)..      $636,077,614     $553,413,513
                                                 ============     ============
                                             Six Months Ended       Year Ended
*Distribution by Class                      February 28, 1997  August 31, 1996
-------------------------------------------------------------------------------
Distributions from and in Excess of Net
 Investment Income:
 Class A Shares............................      $(21,740,647)    $(39,328,721)
 Class B Shares............................        (6,159,016)      (9,074,232)
 Class C Shares............................          (910,038)      (1,424,255)
                                                 ------------     ------------
                                                 $(28,809,701)    $(49,827,208)
                                                 ============     ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

--------------------------------------------------------------------------------

                                 Six Months
                                      Ended        Year Ended August 31,
                               February 28,  -----------------------------------
Class A Shares                         1997    1996   1995   1994    1993   1992
--------------------------------------------------------------------------------
Net Asset Value, Beginning of
 the Period..................        $6.298   $6.15  $6.12  $6.61   $6.40  $5.71
                                     ------  ------ ------ ------  ------ ------
 Net Investment Income.......          .293    .607    .55    .63     .64   .725
 Net Realized and Unrealized
  Gain/Loss on Securities....          .222    .139  .0515   (.47)    .27  .6775
                                     ------  ------ ------ ------  ------ ------
Total from Investment
 Operations..................          .515    .746  .6015    .16     .91 1.4025
Less Distributions from Net
 Investment Income...........          .321    .598  .5715    .65     .70  .7125
                                     ------  ------ ------ ------  ------ ------
Net Asset Value, End of the
 Period......................        $6.492  $6.298  $6.15  $6.12   $6.61  $6.40
                                     ======  ====== ====== ======  ====== ======
Total Return (a).............         8.27%* 12.66% 10.48%  2.34%  15.20% 25.82%
Net Assets at End of the
 Period (In millions)........        $460.9  $421.4 $411.9 $364.2  $452.4 $435.1
Ratio of Expenses to Average
 Net Assets (b)..............         1.09%   1.08%  1.12%  1.10%   1.09%  1.05%
Ratio of Net Investment
 Income to Average Net Assets
 (b).........................         9.14%   9.65%  9.23%  9.03%  10.10% 11.77%
Portfolio Turnover...........           28%*    76%    49%    66%     75%    73%

*Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

--------------------------------------------------------------------------------

                            Six Months                                    July 2, 1992
                                 Ended    Year Ended August 31,          (Commencement
                          February 28,  -------------------------- of Distribution) to
Class B Shares                    1997    1996  1995  1994    1993     August 31, 1992
---------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the Period.        $6.310   $6.16 $6.14 $6.63   $6.41               $6.33
                                ------  ------ ----- -----  ------              ------
 Net Investment Income..          .269    .559   .51   .58     .58                 .09
 Net Realized and
  Unrealized Gain/Loss
  on Securities.........          .221    .141 .0335 (.468)   .292                .097
                                ------  ------ ----- -----  ------              ------
Total from Investment
 Operations.............          .490    .700 .5435  .112    .872                .187
Less Distributions from
 Net Investment Income..          .297    .550 .5235  .602    .652                .107
                                ------  ------ ----- -----  ------              ------
Net Asset Value, End of
 the Period.............        $6.503  $6.310 $6.16 $6.14   $6.63               $6.41
                                ======  ====== ===== =====  ======              ======
Total Return (a)........         7.86%* 11.78% 9.41% 1.59%  14.49%               2.97%*
Net Assets at End of the
 Period (In millions)...        $152.9  $114.6 $89.9 $71.0   $37.7                $3.1
Ratio of Expenses to
 Average Net Assets (b).         1.87%   1.87% 1.93% 1.90%   1.90%               2.08%
Ratio of Net Investment
 Income to Average Net
 Assets (b).............         8.33%   8.86% 8.42% 8.25%   9.10%              10.30%
Portfolio Turnover......           28%*    76%   49%   66%     75%                 73%

*Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

-----------------------------------------------------------------------------------
                            Six Months                                 July 6, 1993
                                 Ended  Year Ended August 31,         (Commencement
                          February 28,  ---------------------   of Distribution) to
Class C Shares                    1997    1996  1995  1994          August 31, 1993
-----------------------------------------------------------------------------------
Net Asset Value,
 Beginning of the Period        $6.284   $6.14 $6.11 $6.61                $6.63
                                ------  ------ ----- -----                -----
 Net Investment Income..          .269    .557   .51   .53                  .06
 Net Realized and
  Unrealized Gain/Loss
  on Securities.........          .218    .137 .0435 (.428)               .0195
                                ------  ------ ----- -----                -----
Total from Investment
 Operations.............          .487    .694 .5535  .102                .0795
Less Distributions from
 Net Investment Income..          .297    .550 .5235  .602                .0995
                                ------  ------ ----- -----                -----
Net Asset Value, End of
 the Period.............        $6.474  $6.284 $6.14 $6.11                $6.61
                                ======  ====== ===== =====                =====
Total Return (a)........         7.89%* 11.66% 9.63% 1.43%                1.20%*
Net Assets at End of the
 Period (In millions)...         $22.3   $17.5 $15.7 $13.2                 $1.0
Ratio of Expenses to
 Average Net Asset (b)..         1.87%   1.87% 1.93% 1.91%                2.34%
Ratio of Net Investment
 Income to Average Net
 Asset (b)..............         8.34%   8.86% 8.42% 8.25%                8.05%
Portfolio Turnover......           28%*    76%   49%   66%                  75%

*Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         February 28, 1997 (Unaudited)

-------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital High Income Corporate Bond Fund (the "Fund"), a Delaware business trust, is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide maximum current income through in-vestment in high yielding, high risk fixed-income securities. The Fund com-menced investment operations on October 2, 1978. The Fund commenced distribution of its Class B and Class C shares on July 2, 1992 and July 6, 1993, respectively.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The prep-aration of financial statements in conformity with generally accepted account-ing principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of con-tingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Fixed income investments are stated at value using mar-ket quotations. Investments in securities listed on a securities exchange are valued at the sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not avail-able are valued at the last reported bid price. For those securities where quotations or prices are not available, valuations are determined in accor-dance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.
  Fund investments include lower-rated debt securities which may be more sus-ceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. At the end of the period, debt securities rated below investment grade and comparable unrated securities represented approximately 99% of the investment portfolio.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed de-livery" basis, with settlement to occur at a later date. The value of the se-curity so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase

                         February 28, 1997 (Unaudited)

-------------------------------------------------------------------------------

commitments until payment is made. At February 28, 1997, there were no when issued or delayed delivery purchase commitments.
  The Fund invests in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies ad-vised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agree-ments. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis and divi-dend income is recorded on the ex-dividend date. Original issue discounts on debt securities purchased are amortized over the life of the respective secu-rity. Premiums on debt securities are not amortized. Market discounts are rec-ognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the require-ments of the Internal Revenue Code applicable to regulated investment compa-nies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
  The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capi-tal gains. At August 31, 1996, the Fund had an accumulated capital loss carryforward for tax purposes of $268,504,899 which expires between August 31, 1997 and August 31, 2004. Of this amount, $44,028,489 will expire in 1997. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses for tax purposes resulting from wash sales.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays monthly divi-dends from net investment income.
  Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

                         February 28, 1997 (Unaudited)

-------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                                   % PER ANNUM
--------------------------------------------------------------------------------
First $150 million.................................................. .625 of 1%
Next $150 million................................................... .550 of 1%
Over $300 million................................................... .500 of 1%

  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom (Il-linois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
  For the six months ended February 28, 1997, the Fund recognized expenses of approximately $45,600 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund.
  ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended February 28, 1997, the Fund recognized expenses of approximately $504,600, representing ACCESS' cost of providing transfer agency and share-holder services plus a profit.
  Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.
  The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

                         February 28, 1997 (Unaudited)

--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Clas-ses A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized. At February 28, 1997, capital aggre-gated $703,565,548, $147,361,307 and $22,337,781 for Class A, B and C shares, respectively. For the six months ended February 28, 1997, transactions were as follows:

                                                          SHARES         VALUE
-------------------------------------------------------------------------------
Sales:
 Class A............................................   9,958,369  $ 64,133,952
 Class B............................................   6,534,900    42,186,861
 Class C............................................   1,041,925     6,703,201
                                                     -----------  ------------
Total Sales.........................................  17,535,194  $113,024,014
                                                     ===========  ============
Dividend Reinvestment:
 Class A............................................   2,083,915  $ 13,394,022
 Class B............................................     478,044     3,077,967
 Class C............................................      81,993       525,829
                                                     -----------  ------------
Total Dividend Reinvestment.........................   2,643,952  $ 16,997,818
                                                     ===========  ============
Repurchases:
 Class A............................................  (7,953,590) $(51,160,974)
 Class B............................................  (1,652,782)  (10,670,050)
 Class C............................................    (463,925)   (2,986,805)
                                                     -----------  ------------
Total Repurchases................................... (10,070,297) $(64,817,829)
                                                     ===========  ============

                         February 28, 1997 (Unaudited)

-------------------------------------------------------------------------------

  At August 31, 1996, capital aggregated $677,198,548, $112,766,529 and
$18,095,556 for Class A, B and C shares, respectively. For the year ended Au-gust 31, 1996 transactions were as follows:

                                                       SHARES            VALUE
-------------------------------------------------------------------------------
Sales:
 Class A.........................................  13,745,144  $    86,510,165
 Class B.........................................   8,018,551       50,487,330
 Class C.........................................   1,183,788        7,423,025
                                                  -----------  ---------------
Total Sales......................................  22,947,483  $   144,420,520
                                                  ===========  ===============
Dividend Reinvestment:
 Class A.........................................   3,888,598  $    24,355,156
 Class B.........................................     739,318        4,641,173
 Class C.........................................     135,209          844,758
                                                  -----------  ---------------
Total Dividend Reinvestment......................   4,763,125  $    29,841,087
                                                  ===========  ===============
Repurchases:
 Class A......................................... (17,717,034) $  (111,452,236)
 Class B.........................................  (5,181,274)     (32,639,566)
 Class C.........................................  (1,095,335)      (6,862,632)
                                                  -----------  ---------------
Total Repurchases................................ (23,993,643) $  (150,954,434)
                                                  ===========  ===============

  Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales ar-rangements, including higher distribution and service fees and incremental transfer agency costs.

                         February 28, 1997 (Unaudited)

-------------------------------------------------------------------------------


                                                                   CONTINGENT
                                                                 DEFERRED SALES
                                                                     CHARGE
YEAR OF REDEMPTION                                               CLASS B CLASS C
--------------------------------------------------------------------------------
First...........................................................  4.00%   1.00%
Second..........................................................  4.00%    None
Third...........................................................  3.00%    None
Fourth..........................................................  2.50%    None
Fifth...........................................................  1.50%    None
Sixth and Thereafter............................................   None    None

  For the six months ended February 28, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approxi-mately $66,900 and CDSC on redeemed shares of approximately $149,170. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding short-term investments and U.S. Government Securities, were $241,276,047 and $152,383,689, respectively.

5. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (col-lectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder ac-counts.
  Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the six months ended February 28, 1997, are payments to VKAC of ap-proximately $586,300.

               FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND INTERNATIONAL
 Global Equity Fund
 Global Government Securities Fund
 Global Managed Assets Fund
 Short-Term Global Income Fund
 Strategic Income Fund

EQUITY
Growth
 Aggressive Growth Fund
 Emerging Growth Fund
 Enterprise Fund
 Growth Fund
 Pace Fund
Growth & Income
 Comstock Fund
 Equity Income Fund
 Growth and Income Fund
 Harbor Fund
 Real Estate Securities Fund
 Utility Fund

FIXED INCOME
 Corporate Bond Fund
 Government Securities Fund
 High Income Corporate Bond Fund
 High Yield Fund
 Limited Maturity Government Fund
 Prime Rate Income Trust
 Reserve Fund
 U.S. Government Fund
 U.S. Government Trust for Income

TAX-FREE
 California Insured Tax Free Fund
 Florida Insured Tax Free Income Fund
 High Yield Municipal Fund
 Insured Tax Free Income Fund
 Intermediate Term Municipal Income Fund
 Municipal Income Fund
 New Jersey Tax Free Income Fund
 New York Tax Free Income Fund
 Pennsylvania Tax Free Income Fund
 Tax Free High Income Fund
 Tax Free Money Fund

MORGAN STANLEY FUND, INC.
 Aggressive Equity Fund
 American Value Fund
 Asian Growth Fund
 Emerging Markets Fund
 Global Equity Allocation Fund
 Global Fixed Income Fund
 High Yield Fund
 International Magnum Fund
 Latin American Fund
 Worldwide High Income Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

                         RESULTS OF SHAREHOLDER VOTES


  A Special Meeting of Shareholders of the Fund was held on October 25, 1996 where shareholders voted on a new investment advisory agreement, changes to investment policies and the ratification of Price Waterhouse LLP as indepen-dent public accountants. With regard to the approval of a new investment advi-sory agreement between Van Kampen American Capital Asset Management, Inc. and the Fund, 56,523,388 shares voted for the proposal, 959,069 shares voted against and 4,069,070 shares abstained. With regard to the approval of certain changes to the Fund's fundamental investment policies with respect to invest-ment companies, 47,302,536 shares voted for the proposal, 1,448,773 shares voted against and 4,326,061 shares abstained. With regard to the ratification of Price Waterhouse LLP as independent public accountants for the Fund, 57,068,831 shares voted for the proposal, 546,953 shares voted against and 3,935,743 shares abstained.

          VAN KAMPEN AMERICAN CAPITAL HIGH INCOME CORPORATE BOND FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
DENNIS J. McDONNELL*
JACK E. NELSON
JEROME L. ROBINSON
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
 President
RONALD A. NYBERG*
 Vice President and Secretary
EDWARD C. WOOD, III*
 Vice President and Chief Financial Officer
CURTIS W. MORELL*
 Vice President and Chief Accounting Officer
JOHN L. SULLIVAN*
 Treasurer
TANYA M. LODEN*
 Controller
PETER W. HEGEL*
ALAN T. SACHTLEBEN*
PAUL R. WOLKENBERG*
 Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICE WATERHOUSE LLP
1201 Louisiana
Houston, TX 77002

*"Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)Van Kampen American Capital Distributors, Inc., 1997
   All rights reserved.

(SM)denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors un-less it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 1997, the report must be accompanied by a quarterly performance update, if applicable.

          VAN KAMPEN AMERICAN CAPITAL HIGH INCOME CORPORATE BOND FUND


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